                                                This document contains 6 pages.
                                                The Exhibit Index is located on
                                                page 4.


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported) January 27, 1997

                   ML Revolving Home Equity Loan Trust 1996-2
                   ------------------------------------------
              (Name of Trust issuing ML Revolving Home Equity Loan
                    Asset Backed Certificates, Series 1996-2)


                          MLCC Mortgage Investors, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      33-84894                  59-3247986
----------------------------         -----------              ----------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                           --------------------------
                         (Address of Principal Executive
                              Offices and Zip Code)

Registrant's telephone number, including area code (904) 928-6000
                                                   ---------------

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Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                                 Description
         -----------                                 -----------

            19.1 Servicing Certificate and Statement to Certificateholders for ML Revolving Home Equity
                                                Loan Asset Backed Certificates,
                                                Series 1996-2, for the January
                                                27, 1997 distribution pursuant
                                                to Sections 4.01 and 5.03 of the
                                                Pooling and Servicing Agreement
                                                among Merrill Lynch Credit
                                                Corporation, as Servicer, MLCC
                                                Mortgage Investors, Inc., as
                                                Transferor, and Bankers Trust
                                                Company of California, N.A., as
                                                Trustee, dated as of November 1,
                                                1996.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MERRILL LYNCH CREDIT
                                                     CORPORATION, as Servicer
                                                     and on behalf of MLCC
                                                     MORTGAGE INVESTORS, INC.



                                            By:  /s/Steven T. Hardy
                                                 ______________________________
                                                     Name:  Steven T. Hardy
                                                     Title: Vice President and
                                                            Controller


Dated:         1/27/97
       _____________________

                                  Exhibit Index

Exhibit No.                                                        Page
-----------                                                        ----


    19.1            Servicing Certificate and Statement to
                    Certificateholders for ML Revolving Home
                    Equity Loan Asset Backed Certificates,
                    Series 1996-2                                    5